                                  SCHEDULE 2.1


                                                                 REVOLVING LOAN
                                LENDER                              COMMITMENT                         PRO RATA SHARE
                                ------                            -------------                        --------------
                      BT Commercial Corporation                    $25,000,000                              100%

                                 SCHEDULE 4.1C

                                 CAPITALIZATION


Prior to Transaction:

Capitalization:

                                      JURISDICTION                         SHARES AUTHORIZED/
ENTITY                                ORGANIZATION                         OUTSTANDING
------                                ------------                         -----------
FWT, Inc.                             Texas                                Common $10.00 par value:

                                                                           1000 Authorized/
                                                                           372 Outstanding



Ownership:

NAME                                  NUMBER OF SHARES                     PERCENTAGE OF CLASS
----                                  ----------------                     -------------------
T.W. Moore                            93.93                                25.25%

Betty Moore                           93.93                                25.25%

Thomas F. Moore                       61.38                                16.5%

Carl R. Moore                         61.38                                16.5%

Roy J. Moore                          61.38                                16.5%

TOTAL                                 372                                  100%

Following the Transaction:

Capitalization:


                                      JURISDICTION                         SHARES AUTHORIZED/
ENTITY                                ORGANIZATION                         OUTSTANDING
------                                ------------                         -----------
FWT, Inc.                             Texas                                Common $10.00 par value:

                                                                           1000 Authorized/
                                                                           136.22 Outstanding

                 Ownership:


NAME                                  NUMBER OF SHARES                     PERCENTAGE OF CLASS
----                                  ----------------                     -------------------
FWT Acquisition, Inc.                 108.9135                             80.00004407%

Thomas F. Moore                       9.0761                               6.66665198%

Carl R. Moore                         9.0761                               6.66665198%

Roy J. Moore                          9.0761                               6.66665198%

TOTAL                                 136.1418                             100%

                                  SCHEDULE 5.1

                                  SUBSIDIARIES



None

                                  SCHEDULE 5.5

                              REAL PROPERTY ASSETS


FORT WORTH PLANT AND OFFICE (OWNED)

1901 East Loop 820 South
Fort Worth, Texas




KENNEDALE (OWNED)

5650 Interstate 20 East
Kennedale, Texas





DELTA STEEL (LEASED)

9217 South Freeway
Fort Worth, Texas

                                  SCHEDULE 5.6

                                   LITIGATION



None

                                 SCHEDULE 5.12

                                      FEES



None

SCHEDULE 5.13


                            ENVIRONMENTAL PROTECTION


       The underground storage tanks which are or have been located on the Real Property are described or referred to in the Environmental Assessment Report prepared for Baker Capital Corporation prepared by Entrix, Inc., Dallas, Texas (Project No. 271201).

                                 SCHEDULE 7.3

                             EXISTING INVESTMENTS



None